Exhibit 99.1

FS/KKR Announces Merger and Liquidity Plan for Non-Traded BDCs

Combination expected to create second-largest BDC with over $9 billion in assets, enhanced portfolio diversification and lower operating costs

Transaction represents first step in liquidity plan designed to maximize shareholder value

Philadelphia and New York, June 3, 2019 – FS/KKR Advisor, LLC (FS/KKR), a partnership between FS Investments and KKR Credit Advisors (US) LLC, today announced a definitive agreement to merge four non-traded business development companies (BDCs) under its advisement: FS Investment Corporation II (FSIC II), FS Investment Corporation III (FSIC III), FS Investment Corporation IV (FSIC IV) and Corporate Capital Trust II (CCT II). The common equity of the combined company is currently expected to be listed on the New York Stock Exchange in the fourth quarter of 2019, subject to final board approval and market conditions.

Under the terms of the agreement, shareholders of FSIC III, FSIC IV and CCT II will receive a number of FSIC II shares with a net asset value (NAV) equal to the NAV of the shares they hold in each respective fund, as determined shortly before closing. The combined company currently intends to issue approximately $1 billion of 5.50% perpetual preferred equity pro rata to holders of the combined company’s common equity prior to any public listing of the common equity, subject to final board approval. The combined company will remain advised by FS/KKR.

The combined entity will become the second-largest BDC by assets under management, with over $9 billion in assets on a pro forma basis as of March 31, 2019, and will benefit from enhanced portfolio diversification across asset classes and industries, with 208 portfolio companies across 20 industries on a pro forma basis as of March 31, 2019. The combined company’s enhanced scale will enable it to drive lower operating costs through the elimination of duplicative administrative, regulatory and professional expenses.

“Today’s announcement is an important next step as we continue to deliver on our commitment to create liquidity for our shareholders in these non-traded funds and maximize their value,” said Michael Forman, Chairman and CEO of FS Investments. “We believe the transaction and staged liquidity plan, as it is structured, is in the best interest of shareholders of each fund and positions the combined company for long-term success.”

Todd Builione, President of KKR Credit and Markets, added, “We expect this combination to enhance portfolio diversification and reduce operating expenses, as well as provide the combined company with a more flexible capital structure that will position it well to deliver strong investment performance.”

Compelling Strategic and Financial Benefits

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Approach Ensures Shareholders Receive Equal Value. The NAV-for-NAV merger provides certainty around transaction pricing and ensures shareholders receive equal value in FSIC II common equity, subject to merger-related expenses and other adjustments.

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Merger Enhances Portfolio Diversification. The merger reduces portfolio concentration in the top 10 investments and lowers single name exposure, while maintaining a focus on senior secured debt and floating rate debt.

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Combination Reduces Operating Expenses. The combination eliminates duplicative operating expenses such as legal, audit, regulatory and administrative costs. The combined company will benefit from leveraging its enhanced scale to reduce borrowing costs and potentially access debt capital markets as a publicly traded company.

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Recapitalization Optimizes Dividend and Return on Equity for the Public Markets. The preferred equity provides current income (5.50%), ranks senior to the combined company’s common equity and enhances the expected dividend coverage, dividend yield and return on equity of the combined company’s common shares.

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Transaction Structure Minimizes Execution Risk. The transaction structure allows the combined company to select the optimal path to liquidity following the merger, based on market conditions and other considerations, and the single transaction eliminates the uncertainty of timing and the impact of future mergers on shareholder value.

Timing and Approvals

The boards of FSIC II, FSIC III, FSIC IV and CCT II have approved the transaction, with the participation throughout by, and the unanimous support of, their respective independent directors and trustees. The mergers are expected to close in the fourth quarter of 2019, subject to approval by FSIC II, FSIC III, FSIC IV and CCT II shareholders and other customary closing conditions. The issuance of the 5.50% perpetual preferred equity to the holders of the combined company’s common equity and the listing of the combined company’s common equity on the New York Stock Exchange are also expected to occur in the fourth quarter of 2019, subject to board approval and market conditions.

The proposed transaction does not include FS KKR Capital Corp. (NYSE: FSK), which will continue to be advised by FS/KKR and trade independently of the combined company on the New York Stock Exchange.

About FS/KKR Advisor, LLC

FS/KKR Advisor, LLC (FS/KKR) is a partnership between FS Investments and KKR Credit that serves as the investment adviser to BDCs with approximately $17 billion in assets under management as of March 31, 2019. The BDCs managed by FS/KKR include FS KKR Capital Corp. (NYSE: FSK), FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and Corporate Capital Trust II.

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth, and focuses on setting industry standards for investor protection, education and transparency. FS Investments is headquartered in Philadelphia, PA with offices in New York, NY, Orlando, FL and Washington, DC. Visit www.fsinvestments.com to learn more.

KKR Credit is a subsidiary of KKR & Co. Inc., a leading global investment firm that manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR portfolio companies. KKR invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

Contact Information

Institutional Investors

Robert Paun

robert.paun@fsinvestments.com

917-338-5074

Financial Advisors and Retail Investors

877-628-8575

Media (FS Investments)

Melanie Hemmert

media@fsinvestments.com

215-309-6843

Media (KKR)

Kristi Huller or Cara Kleiman Major

media@kkr.com

212-750-8300

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Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and Corporate Capital Trust II (collectively, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, failure to obtain requisite shareholder approval for the Proposals (as defined below) set forth in the Proxy Statement (as defined below), failure to consummate the business combination transaction involving the Funds, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds, failure to realize the anticipated benefits of the business combination transaction involving the Funds, failure to consummate the recapitalization transaction and failure to list the common stock of the combined entity on a national securities exchange. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statement when such document becomes available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Funds, along with related proposals for which shareholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, the Funds intend to file relevant materials with the SEC, including a registration statement on Form N-14, which will include a joint proxy statement of the Funds and a prospectus of FSIC II (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS, THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, www.sec.gov, or from the Fund’s website at www.fsinvestments.com.

Participants in the Solicitation

The Funds and their respective directors and trustees, executive officers and certain other members of management and employees, including employees of FS/KKR Advisor, LLC, Franklin Square Holdings, L.P. (which does business as FS Investments), KKR Credit Advisors (US) LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.